Exhibit A

AGREEMENT REGARDING THE JOINT FILING OF

SCHEDULE 13G

The undersigned hereby agree as follows:

(i)	Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii)

Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated: February 14, 2023	Bain Capital Venture Fund 2014, L.P.

	By:	Bain Capital Venture Partners 2014, L.P.,
its general partner

	By:	Bain Capital Venture Investors, LLC,
its general partner

	By:	/s/ Matthew C. Harris
Name: Matthew C. Harris
Title: Partner

BCIP Venture Associates

	By:	Boylston Coinvestors, LLC,
its managing partner

	By:	/s/ Matthew C. Harris
Name: Matthew C. Harris
Title: Authorized Signatory

Bain Capital Venture Fund 2016, L.P.

	By:	Bain Capital Venture Partners 2016, L.P.,
its general partner

	By:	Bain Capital Venture Investors, LLC,
its general partner

	By:	/s/ Matthew C. Harris
Name: Matthew C. Harris
Title: Partner

Bain Capital Venture Coinvestment Fund II, L.P.

By:	Bain Capital Venture Coinvestment II Investors, LLC,
its general partner

By:	Bain Capital Venture Investors, LLC,
its manager

By:	/s/ Matthew C. Harris
Name: Matthew C. Harris
Title: Partner

BCIP Venture Associates II, LP

By:	Boylston Coinvestors, LLC,
its general partner

By:	/s/ Matthew C. Harris
Name: Matthew C. Harris
Title: Authorized Signatory

BCIP Venture Associates-B

By:	Boylston Coinvestors, LLC,
its managing partner

By:	/s/ Matthew C. Harris
Name: Matthew C. Harris
Title: Authorized Signatory

BCV 2019-MD Coinvestment II, L.P.

By:	Bain Capital Venture Coinvestment II Investors, LLC,
its general partner

By:	Bain Capital Venture Investors, LLC,
its manager

By:	/s/ Matthew C. Harris
Name: Matthew C. Harris
Title: Partner

BCIP Venture Associates II-B, LP

By:	Boylston Coinvestors, LLC,
its general partner

By:	/s/ Matthew C. Harris
Name: Matthew C. Harris
Title: Authorized Signatory